================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 17, 2004

                             MACROVISION CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     000-22023               77-0156161
 (STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


         2830 DE LA CRUZ BLVD.
            SANTA CLARA, CA                                      95050
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 743-8600


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On December 17, 2004, Macrovision Corporation entered into a lease with WB Airport Technology, L.L.C., a Delaware limited liability company, for premises located at 2860 De La Cruz Boulevard, Santa Clara, California. The lease is for a term of 12 years commencing on February 1, 2005 and expiring on January 31, 2017 and covers approximately 73,968 rentable square feet. The first two months of the lease term are rent free. Thereafter, rent will begin at $59,174.04 per month and increase each year through the ninth lease year, during which the rent will be $80,984.25 per month. Beginning in the tenth lease year, the rent will be the greater of the fair market rental value for comparable properties in the area or $59,174.04 per month. Under the terms of the lease, Macrovision shall pay all operating expenses. Macrovision has the option to extend the lease term for one five-year period.

        On December 17, 2004, Macrovision also signed a second amendment to a lease between Macrovision and WB Airport Technology, L.L.C. for premises located at 2830 De La Cruz Boulevard, Santa Clara, California. The original lease was entered into on August 2, 2001 and was first amended on December 5, 2003. The second amendment extends the term of the lease for an additional five years, so that the lease will now expire on January 31, 2017. The lease covers approximately 86,785 rentable square feet, and the second amendment provides that the rent for the last five lease years will be the greater of fair market value or $69,428.00 per month.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        See the disclosure under Item 1.01.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Macrovision Corporation
                                             (Registrant)

Date: December 21, 2004
                                             By:  /s/ Ian R. Halifax
                                                 -------------------------------
                                                 Ian R. Halifax
                                                 Chief Financial Officer